EXHIBIT 1
                                                                      ---------



             AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D/A

        The undersigned hereby agree as follows:

        (i) Each of them is individually eligible to use the Schedule 13D/A to which this Exhibit is attached, and such Schedule 13D/A is filed on behalf of each of them; and

        (ii) Each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.



                          [SIGNATURE PAGES TO FOLLOW]

Date: January 23, 2008            BRC PROPERTIES INC.



                                  By: /s/ Edward A. Mule
                                      ---------------------------------------
                                      Terry E. George
                                      Vice President, Secretary and Treasurer


                                  /s/ David S. Borror
                                  -------------------------------------------
                                  David S. Borror


                                  /s/ Douglas A. Borror
                                  -------------------------------------------
                                  Douglas S. Borror


                                  /s/ Terry E. George
                                  -------------------------------------------
                                  Terry E. George



Date: January 23, 2008            SILVER POINT CAPITAL MANAGEMENT, L.L.C.


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  By: Edward A. Mule
                                  Its: Managing Member


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  Name: Edward A. Mule, individually


                                  /s/ Robert J. O'Shea
                                  -------------------------------------------
                                  Name:  Robert J. O'Shea, individually


                                  SILVER POINT CAPITAL, L.P.

                                  By:  SILVER POINT CAPITAL MANAGEMENT,
                                       L.L.C., its General Partner


                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  By: Edward A. Mule
                                  Its: Managing Member

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 257386102                                                       Page 28 of 28
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                                  SILVER POINT CAPITAL FUND, L.P.

                                  By:  SILVER POINT CAPITAL, L.P., its
                                       General Partner



                                  By:  SILVER POINT CAPITAL MANAGEMENT,
                                       L.L.C., its General Partner


                                       /s/ Edward A. Mule
                                       -----------------------------------
                                       By:   Edward A. Mule
                                       Its:  Managing Member



                                  SPCP GROUP, LLC

                                  By:  SILVER POINT CAPITAL FUND, L.P.,
                                       its Managing Member

                                  By:  SILVER POINT CAPITAL, L.P.,
                                       its General Partner

                                  By: SILVER POINT CAPITAL MANAGEMENT, L.L.C., its General Partner


                                       /s/ Edward A. Mule
                                       -----------------------------------
                                       By:   Edward A. Mule
                                       Its:  Managing Member


Date: January 23, 2008            ANGELO, GORDON & CO., L.P.



                                  /s/ Edward A. Mule
                                  -------------------------------------------
                                  By:  Edward A. Mule
                                  Its: Vice President, Secretary and Treasurer



                                  JOHN M. ANGELO


                                  /s/  John M. Angelo
                                  -------------------------------------------
                                  Jonn M. Angelo



                                  MICHAEL L. GORDON


                                  /s/  Michael L. Gordon
                                  -------------------------------------------
                                  Michael L. Gordon